UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2019 (December 17, 2019)

Party City Holdco Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Grasslands Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 345-2020

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2019, Party City Holdco Inc. (the “Company”) filed a Certificate of Correction to its Amended and Restated Certificate of Incorporation (the “2015 Certificate of Correction”) filed with the Secretary of State of the State of Delaware on April 21, 2015 (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation inadvertently did not include a provision limiting the liability of the directors of the Corporation for monetary damages pursuant to Section 102(b)(7) of the General Corporation Law of the State of Delaware that was in the Company’s original certificate of incorporation. The 2015 Certificate of Correction corrects this error to the Amended and Restated Certificate of Incorporation by adding a provision limiting the liability of the directors of the Corporation for monetary damages. The corrections made by the 2015 Certificate of Correction are retroactively effective as of April 21, 2015, the original filing date of the Amended and Restated Certificate of Incorporation. The foregoing description of the 2015 Certificate of Correction is qualified in its entirety by reference to the full text of the 2015 Certificate of Correction attached as Exhibit 3.1 hereto.

On December 17, 2019, the Company also filed a Certificate of Correction to its Second Amended and Restated Certificate of Incorporation (the “2019 Certificate of Correction”) filed with the Secretary of State of the State of Delaware on June 6, 2019 (the “Second Amended and Restated Certificate of Incorporation”). The Second Amended and Restated Certificate of Incorporation inadvertently did not include a provision limiting the liability of the directors of the Corporation for monetary damages pursuant to Section 102(b)(7) of the General Corporation Law of the State of Delaware that was in the Company’s original certificate of incorporation. The 2019 Certificate of Correction corrects this error to the Second Amended and Restated Certificate of Incorporation by adding a provision limiting the liability of the directors of the Corporation for monetary damages. The corrections made by the 2019 Certificate of Correction are retroactively effective as of June 6, 2019, the original filing date of the Second Amended and Restated Certificate of Incorporation. The foregoing description of the 2019 Certificate of Correction is qualified in its entirety by reference to the full text of the 2019 Certificate of Correction and the corrected Second Amended and Restated Certificate of Incorporation attached as Exhibit 3.2 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Correction to Party City Holdco Inc.’s Amended and Restated Certificate of Incorporation filed on April 21, 2015, dated December 17, 2019

3.2

Certificate of Correction to Party City Holdco Inc.’s Second Amended and Restated Certificate of Incorporation filed on June 6, 2019, dated December 17, 2019 and corrected Second Amended and Restated Certificate of Incorporation of Party City Holdco Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: December 17, 2019	By:	/s/ Joseph J. Zepf
	Name:	Joseph J. Zepf
	Title:	Executive Vice President, General Counsel & Secretary

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